EXHIBIT 10.13
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                                 PROMISSORY NOTE
                                 ---------------


Principal Amount:   US$900.00

Due Date:   March 16, 2001



For Value Received, the undersigned obligor (the "Obligor") hereby promises to pay to Joanna DeVries (the "Holder") or order, at Coquitlam, B.C. (or at such other place as the Holder may in writing direct) the Principal Amount stated above in US Dollars on the Due Date stated above.

The Obligor further promises to pay upon demand all costs of collection including reasonable solicitors' fees (calculated as between a solicitor and his own client) incurred by the Holder hereof in connection with the collection of the principal amount hereof and any interest thereon, as aforesaid.

The Obligor hereby waives presentment for payment, notice of dishonour, protest and notice of protest.

Dated September 18, 1998.



                                    The Obligor:
                                    ------------

                                    Zomex Distribution, Inc.
                                    by its authorized signatory:


                                    /s/ Ted DeVries
                                    ---------------------------------------
                                    Ted DeVries